UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2007

Global Entertainment Holdings, Inc.
(Exact name of registrant as specified in charter)

NEVADA	000-49679	93-1221399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6375 S. Pecos Road, Suite 217, Las Vegas, NV 89120
(Address of principal executive offices)

(702) 898-8388
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITES.

On December 31, 2007, we completed the acquisition of 100 percent of the issued and outstanding shares of common stock of Hands Free Entertainment, Inc., a Texas corporation.  In consideration for the acquisition, we issued an aggregate of 250,000 shares of our restricted common stock to the shareholders of Hands Free Entertainment.

Under the terms of the Share Exchange Agreement, if the value of each of the shares we issued does not equal at least $0.75 per share for a period of one year from the date of the Agreement, we agreed to deliver additional shares, or cash at our option, to ensure that the Hands Free Entertainment shareholders receive an amount per share equal to $0.75.

Further, under the terms of the Share Exchange Agreement, we agreed to consent to the Spin-Out of Hands Free Entertainment at anytime commencing one year after the date of the Agreement, but prior to two years from the date of the Agreement, upon the affirmative vote of the holders of the majority of shares issued under the Agreement.  If the holders elect to spin-out Hands Free Entertainment, we shall be entitled to receive a one-time fee of $75,000 and to retain 10% of the stock of Hands Free Entertainment. Additionally, 10% of the Hands Free Entertainment shares shall be covered by a registration statement and distributed to our shareholders.

The shares of common stock were issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

The foregoing description of the terms and conditions of the Share Exchange Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Share Exchange Agreement filed as Exhibit 10.1, and incorporated herein.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Financial Statements for the acquisition described herein will be filed pursuant to an amendment to this Current Report.

(b) Pro Forma Financial Statements.

Pro forma financial statements for the acquisition described herein will be filed pursuant to an amendment to this Current Report.

EXHIBIT NUMBER	DESCRIPTION
10.1	Share Exchange Agreement between the Company and Hands Free Entertainment, Inc., dated December 31, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Entertainment Holdings, Inc.
(Registrant)

Date: January 4, 2008	By:	/s/ Gary Rasmussen
Gary Rasmussen
Chief Executive Officer